UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 23, 2005 (May 17, 2005)


                           UNION DENTAL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


      Florida                            000-26703               65-0710392
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
   of incorporation)                                         Identification No.)


1700 University Drive, Suite 200
Coral Springs, Florida                                        33071
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (954) 575-2252


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         (Former name or former address, if changed since last report.)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [(17 CFR 240.14d-2(b)]

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [(17 CFR 240.13e-4(c)].


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

     On May 17, 2005, Union Dental Holdings, Inc., a Florida corporation (the "Company"), entered into an Asset Purchase Agreement to acquire certain assets and assume certain liabilities of DORA VILK-SHAPIRO, D.M.D., P.A. d/b/a Dental Visions, a Florida corporation ("Dental Vision") for a purchase price of $283,241 ("Purchase Price"). However, Dental Vision's patient list shall be assigned to George D. Green. The patient list is assigned to Dr. Green for partial consideration for personally guaranteeing the Company's bank loan. The Purchase Price consists of the Company assuming debt in the amount of $169,486 and the issuance of 733,901 shares of the Company's common stock, valued at 15.5 cents per share for an aggregate price of $113,755 (the "Acquisition"). The Asset Purchase Agreements contains customary representations and warranties, closing and termination provisions. The closing relating to the Dental Vision assets occurred upon entry into the Asset Purchase Agreement.


SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

Business

     On May 17, 2005, Union Dental Holdings, Inc., a Florida corporation (the "Company"), entered into an Asset Purchase Agreement to acquire certain assets and assume certain liabilities of DORA VILK-SHAPIRO, D.M.D., P.A. d/b/a Dental Visions, a Florida corporation ("Dental Vision") for a purchase price of $283,241 ("Purchase Price"). However, Dental Vision's patient list shall be assigned to George D. Green. The patient list is assigned to Dr. Green for partial consideration for personally guaranteeing the Company's bank loan as well as for regulatory reasons. The Purchase Price consists of the Company assuming debt in the amount of $169,486 and the issuance of 733,901 shares of the Company's common stock, valued at 15.5 cents per share for an aggregate price of $113,755 (the "Acquisition").

     In addition, on May 17, 2005, Dora Vilk-Shapiro D.M.D., P.A. ("Shapiro") entered into an Independent Contractor's Agreement ("Contractor Agreement") with George D. Greene, DDS P.A. a Florida professional association (the "PA") to render professional dental services to the PA. The Contractor Agreement shall be for a term of three (3) years or as otherwise provided in the Contractor Agreement. Shapiro's fees for services rendered under the Contractor Agreement shall be equal to Thirty Five Percent (35%) of the Production Income generated by Shapiro reduced by Thirty Five Percent (35%) of the cost of all laboratory work directly attributable to such Production Income. The Contractor Agreement sets forth certain restrictive covenants including Noncompetition and termination for cause.





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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

     (a) Financial Statements of Business. Acquired The required financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

     (b) Pro Forma Financial Information. The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

     C. Exhibits

Exhibit 2.3    Asset  Purchase  Agreement  dated May 17, 2005,  by and among the
               Company,  and  Dora  Vilk-Shapiro,   D.M.D.,  P.A.  d/b/a  Dental
               Visions.*

Exhibit 10.1 Independent Contractor Agreement between George D. Green, DDS., PA. and Dora Vilk-Shapiro.*

 *  Filed herewith





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           UNION DENTAL HOLDINGS, INC.


May 23, 2005                      By:  /s/ George D. Green
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                                       Name: George D. Green
                                       Title: CEO and Director